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Exhibit 99.1

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
As of December 31, 2002
(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$477	$2,480	(a)	$4,374
		900	(d)
		517	(f)
Collateralized short-term financings:
Securities purchased under agreements to resell	51,996			51,996
Securities borrowed	71,296			71,296
Receivables:
Customers	829			829
Brokers, dealers and other	7,012	(480	)(a)	5,115
		(900	)(d)
		(517	)(f)
Financial instruments owned:
U.S. government and agencies	31,891			31,891
Corporate debt	12,121			12,121
Mortgage whole loans	9,465			9,465
Equities	9,706			9,706
Commercial paper	619			619
Private equity and other long-term investments	873			873
Derivatives contracts	3,675			3,675
Other	3,211			3,211
Net deferred tax asset	1,585			1,585
Office facilities at cost, net of accumulated depreciation and amortization	482			482
Goodwill and other intangible assets	329			329
Loans receivable from parent and affiliates	17,173			17,173
Other assets and deferred amounts	2,098			2,098
Assets held for sale	11,547	(11,547	)(c)	—

Total Assets	$236,385	$(9,547)		$226,838

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
As of December 31, 2002
(In millions, except per share data)

	Historical	Pro Forma Adjustments		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Commercial paper and short-term borrowings	$11,933			$11,933
Collateralized short-term financings:
Securities sold under agreements to repurchase	107,898			107,898
Securities loaned	24,178			24,178
Payables:
Customers	2,912			2,912
Brokers, dealers and other	8,692			8,692
Financial instruments sold not yet purchased:
U.S. government and agencies	22,706			22,706
Corporate debt	3,315			3,315
Equities	3,240			3,240
Derivatives contracts	2,178			2,178
Other	335			335
Obligation to return securities received as collateral	896			896
Accounts payable and accrued expenses	3,194	543	(b)	3,737
Other liabilities	3,150			3,150
Long-term borrowings	23,094			23,094
Liabilities held for sale	10,947	(10,947	)(c)	—

Total liabilities	228,668	(10,404)		218,264

Stockholders' Equity:
Preferred stock, 50,000,000 shares authorized:
Series B Preferred Stock, at $50.00 per share liquidation preference (88,500 shares issued and outstanding)	4			4
Common Stock ($0.10 par value; 50,000 shares authorized; 1,100 shares issued and outstanding)	—			—
Paid-in capital	6,717			6,717
Retained earnings	1,152	857	(b)	2,009
Accumulated other comprehensive loss	(156)			(156)

Total stockholders' equity	7,717	857		8,574

Total Liabilities and Stockholders' Equity	$236,385	$(9,547)		$226,838

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2002
(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Principal transactions-net	$(467)			$(467)
Investment banking and advisory	2,438			2,438
Commissions	1,205			1,205
Interest and dividends, net of interest expense	2,028	86	(e)	2,114
Other	535			535

Total net revenues	5,739	86		5,825

Expenses:
Employee compensation and benefits	3,045			3,045
Occupancy and equipment rental	445			445
Brokerage, clearing and exchange fees	264			264
Communications	194			194
Professional fees	225			225
Merger-related costs	338			338
Other operating expenses	919			919

Total expenses	5,430	—		5,430

Income (loss) from continuing operations before provision (benefit) for income taxes, extraordinary items and cumulative effect of a change in accounting principle	309	86		395
Income tax provision (benefit)	137	30	(e)	167

Income (loss) from continuing operations before extraordinary items and cumulative effect of a change in accounting principle	$172	$56		$228

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
and Unaudited Pro Forma Condensed Consolidated Statement of Operations

Credit Suisse First Boston (USA), Inc. and subsidiaries (the "Company") has entered into a definitive agreement (the "Agreement") to sell the Pershing unit, a global leader in financial services outsourcing solutions and investment-related products ("Pershing"), to The Bank of New York Company, Inc. for $2 billion in cash, the repayment of a $480 million subordinated loan and a contingent payment of up to $50 million based on future performance. The transaction is expected to close in the first half of the year, subject to regulatory approvals and other conditions.

The assets and liabilities of Pershing as of December 31, 2002 have been presented as "Assets held for sale" and "Liabilities held for sale," respectively, in the unaudited pro forma condensed consolidated statement of financial condition. The results of operations for Pershing for the year ended December 31, 2002 are not included in the unaudited pro forma condensed consolidated statement of operations, which presents our results from continuing operations. The unaudited pro forma financial information should be read together with our audited consolidated financial statements and other information included in our Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The results of operations for Pershing for all periods have been presented as "Discontinued operations" in the consolidated statements of operations included as part of such audited consolidated financial statements.

The unaudited pro forma condensed consolidated statement of financial condition of the Company as of December 31, 2002 presents the consolidated financial condition of the Company as though the disposition of Pershing had occurred on December 31, 2002. The unaudited pro forma condensed consolidated statement of operations of the Company for year ended December 31, 2002 presents the results of operations of the Company as though the disposition of Pershing had occurred on January 1, 2002. The following unaudited pro forma adjustments are based on available information and on assumptions which management believes are reasonable. The unaudited pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's financial condition and results of operations actually would have been had the disposition of Pershing been completed on the dates indicated or to project the Company's financial position or results of operations for any future date or period. The unaudited pro forma financial information does not give effect to any events or adjustments other than those described in the notes.

  a)
  Reflects the receipt of $2 billion in cash, together with the repayment of a $480 million subordinated loan from The Bank of New York Company, Inc. pursuant to the Agreement but not the contingent payment of up to $50 million based on future performance.

  b)
  Reflects the estimated gain on the sale of Pershing of $1,400 million, less estimated selling expenses of $51 million and estimated income tax expense of $492 million.

  c)
  Reflects the disposition of the assets and liabilities of Pershing, which assets and liabilities have been presented in the "Historical" column as "Assets held for sale" and "Liabilities held for sale," respectively.

  d)
  Reflects payment of $900 million by Pershing to the Company to settle an intercompany balance through the termination of a $900 million securities borrowing transaction between Pershing and the Company, assuming such balance was calculated as of December 31, 2002.

  e)
  Reflects the estimated reduction in the Company's interest expense and the related income tax effect at the statutory rate of 35% for the period resulting from the utilization of available cash proceeds of $2,480 million, $900 million, and $517 million during the period as discussed in notes (a), (d) and (f), respectively.

  f)
  Reflects payment of $517 million by The Bank of New York Company, Inc. pursuant to the Agreement, representing the amount by which assets exceed liabilities and the agreed $600 million of stockholders' equity. This amount can fluctuate depending on the level of business activity.

No pro forma adjustments have been made to the unaudited pro forma condensed consolidated financial statements to reflect securities clearing, execution and related service arrangements that will be entered into in connection with the disposition. These arrangements are to be on terms that are substantially similar to the current arrangements between the Company and Pershing and would therefore not be expected to have a material impact on the unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2002.

The deferred tax impact of our pro forma adjustments was not material and therefore no pro forma adjustments were made to the unaudited pro forma condensed consolidated statement of financial condition.

The unaudited pro forma condensed consolidated statement of operations does not include the estimated pre-tax gain of $1,400 million, estimated selling expenses of $51 million and estimated income taxes of $492 million from the disposition as the disposition is a material nonrecurring event. The gain is expected to be reflected in the consolidated statement of operations of the Company for the fiscal year ended December 31, 2003.

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CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition As of December 31, 2002 (In millions)
CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition As of December 31, 2002 (In millions, except per share data)
CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES Unaudited Pro Forma Condensed Consolidated Statement of Operations Year Ended December 31, 2002 (In millions)
CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition and Unaudited Pro Forma Condensed Consolidated Statement of Operations